SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                May 15, 1997
                       (Date of Earliest Event Reported)


                  AIRPLANES LIMITED AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


       Jersey, Channel Islands                            Delaware
             (State or Other Jurisdiction of Incorporation or
                                 Organization)

      33-99970-01                                     13-3521640
      (Commission File                               (IRS Employer
       Number)                                       Identification
                                                     No.)


      Airplanes Limited                           Airplanes U.S. Trust
      22 Grenville Street                         1100 North Market Street
      St. Helier                                  Rodney Square North
      Jersey, JE4 8PX                             Wilmington, Delaware
      Channel Islands                             19890-0001
      (011 44 1534 609 000)                       (1-302-651-1000)

        (Addresses and Telephone Numbers, Including Area Codes, of
                 Registrants' Principal Executive Offices)



Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated May 15, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.



                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 AIRPLANES LIMITED


Date: May 15, 1997                               /s/ Roy M. Dantzic*
                                                 --------------------------
                                                 Director and Officer


Date: May 15, 1997                               AIRPLANES U.S. TRUST


                                                 /s/ Roy M . Dantzic*
                                                 --------------------------
                                                 Controlling Trustee
                                                 and Officer


                                                 *By: /s/ Michael Walsh
                                                     ----------------------
                                                      Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust